As filed with the Securities and Exchange Commission on April 24, 2025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 22, 2025
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BAC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series E	BAC PrE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.000% Non-Cumulative Preferred Stock, Series GG	BAC PrB	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.875% Non-Cumulative Preferred Stock, Series HH	BAC PrK	New York Stock Exchange
7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series L	BAC PrL	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrG	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 1
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrH	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 2
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrJ	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 4
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrL	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 5
Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIII (and the guarantee related thereto)	BAC/PF	New York Stock Exchange
5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIV (and the guarantee related thereto)	BAC/PG	New York Stock Exchange
Income Capital Obligation Notes initially due December 15, 2066 of Bank of America Corporation	MER PrK	New York Stock Exchange
Senior Medium-Term Notes, Series A, Step Up Callable Notes, due	BAC/31B	New York Stock Exchange
November 28, 2031 of BofA Finance LLC (and the guarantee of the
Registrant with respect thereto)
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series KK	BAC PrM	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.000% Non-Cumulative Preferred Stock, Series LL	BAC PrN	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.375% Non-Cumulative Preferred Stock, Series NN	BAC PrO	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.125% Non-Cumulative Preferred Stock, Series PP	BAC PrP	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.250% Non-Cumulative Preferred Stock, Series QQ	BAC PrQ	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.750% Non-Cumulative Preferred Stock, Series SS	BAC PrS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 22, 2025, Bank of America Corporation (the “Corporation”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Corporation’s shareholders approved the amendment and restatement of the Bank of America Corporation Equity Plan (“Plan”) to (i) increase the number of shares available for grant by 100 million; (ii) limit the value of shares granted to a non-employee director in a calendar year, together with any cash fees paid during the calendar year, to $1 million in total value, with certain donation and special service exceptions; and (iii) extend the expiration date of the Plan from April 24, 2033 to April 21, 2035. The Plan’s terms are otherwise substantially unchanged.

A description of the material terms and conditions of the Plan, as amended and restated, appears on pages 82-88 of the Corporation’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 10, 2025. That description, a copy of which is filed as Exhibit 99.1 hereto and is incorporated into this Item 5.02(e) by reference, does not purport to be complete, and is qualified in its entirety by reference to the full text of the amended and restated Plan attached as Exhibit 10.1 to this report and incorporated into this Item 5.02(e) by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) On April 22, 2025, the Corporation held its Annual Meeting.
(b) The Corporation’s shareholders: elected all of the nominees for director; approved the advisory vote on executive compensation; ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2025; and approved the amendment and restatement of the Plan. The Corporation’s shareholders did not approve the shareholder proposals listed below. With respect to all matters subject to a vote, holders of the Corporation’s common stock, Series B Preferred Stock, and Series 1, 2, 4, and 5 Preferred Stock voted together as a class.

1. Electing directors:

	For	Against	Abstain	Broker Non-Votes
Sharon L. Allen	5,366,712,605	260,206,920	16,364,916	809,677,434
José E. Almeida	5,539,160,076	86,353,341	17,771,024	809,677,434
Pierre J.P. de Weck	5,416,131,342	208,402,421	18,750,678	809,677,434
Arnold W. Donald	5,318,394,562	308,309,111	16,580,768	809,677,434
Linda P. Hudson	5,464,540,490	162,094,318	16,649,633	809,677,434
Monica C. Lozano	5,287,843,089	338,067,547	17,373,805	809,677,434
Maria N. Martinez	5,590,130,879	35,935,265	17,218,297	809,677,434
Brian T. Moynihan	5,176,804,387	451,446,518	15,033,536	809,677,434
Lionel L. Nowell III	5,416,464,282	209,682,980	17,137,179	809,677,434
Denise L. Ramos	5,538,620,834	87,690,413	16,973,194	809,677,434
Clayton S. Rose	5,531,726,689	93,744,955	17,812,797	809,677,434
Michael D. White	5,453,066,173	173,070,305	17,147,963	809,677,434
Thomas D. Woods	5,555,880,107	70,380,092	17,024,242	809,677,434
Maria T. Zuber	5,249,297,024	376,967,680	17,019,737	809,677,434

2. Approving the Corporation’s executive compensation (an advisory, non-binding “Say on Pay” resolution):

For	4,134,323,650
Against	1,483,801,400
Abstain	25,159,391
Broker Non-Votes	809,677,434

3. Ratifying the appointment of the Corporation’s independent registered public accounting firm for 2025:

For	6,049,792,292
Against	382,069,179
Abstain	21,100,404

4. Amending and restating the Bank of America Corporation Equity Plan:

For	4,255,035,970
Against	1,364,368,577
Abstain	23,879,894
Broker Non-Votes	809,677,434

5. Shareholder proposal - requesting the nomination of more director candidates than board seats:

For	93,403,817
Against	5,521,489,525
Abstain	28,391,099
Broker Non-Votes	809,677,434

6. Shareholder proposal - requesting report on board oversight of risks related to animal welfare:

For	357,167,054
Against	5,229,397,462
Abstain	56,719,925
Broker Non-Votes	809,677,434

7. Shareholder proposal - requesting report on lobbying alignment with Bank of America’s climate goals:

For	907,063,904
Against	4,690,427,599
Abstain	45,792,938
Broker Non-Votes	809,677,434

8. Shareholder proposal - requesting disclosure of energy financing ratio:

For	916,014,683
Against	4,684,750,242
Abstain	42,519,516
Broker Non-Votes	809,677,434

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits 10.1 and 99.1 are filed herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Bank of America Corporation Equity Plan, as amended and restated effective April 22, 2025
99.1	Description of Bank of America Corporation Equity Plan
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary

Dated: April 24, 2025